Atlantic City Electric Company and Subsidiary  EXHIBIT A
                     Consolidating Statement of Income
                             December 31, 1996
                          (thousands of dollars)
                                                       Atlantic
                                                         City
                                                       Electric
                                                       Company

Operating Revenues-Electric                          $   982,492

Operating Expenses:
 Energy                                                  223,091
 Purchased Capacity                                      195,699
 Operations                                              156,891
 Maintenance                                              44,462
 Depreciation and Amortization                            80,845
 State Excise Taxes                                      104,815
 Federal Income Taxes                                     32,272
 Other Taxes                                               9,888
 Reimbursed Expenses*                                       -
Total Operating Expenses                                 847,963
Total Operating Income and Expense                       134,529

Other Income:
 AFDC Equity Funds                                           879
 Miscellaneous Income-Net                                  4,952
Total Other Income                                         5,831

Income Before Interest Charges                           140,360

Interest Charges:
 Interest on Long Term Debt                               61,501
 Other Interest Expense                                    4,818
Total Interest Charges                                    66,319
Allowance for Borrowed Funds
 Used During Construction                                   (976)
Net Interest Charges                                      65,343
Less Cumulative Quarterly Income
 Preferred Securities Dividends                             -
Net Income                                           $    75,017



* The net production costs of Deepwater Operating Company are charged to the Company. These costs are included in the Company's income accounts and classified as appropriate.



                                Page 1 of 5

   Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1996
                          (thousands of dollars)

                                                       Deepwater
                                                       Operating
                                                        Company

Operating Revenues-Electric                          $      -

Operating Expenses:
 Energy                                                   52,334
 Purchased Capacity                                         -
 Operations                                               17,327
 Maintenance                                               9,770
 Depreciation and Amortization                              -
 State Excise Taxes                                         -
 Federal Income Taxes                                       -
 Other Taxes                                               3,677
 Other                                                     1,155
 Reimbursed Expenses*                                    (84,263)
Total Operating Expenses                                    -
Total Operating Income and Expense                          -

Other Income:
 AFDC Equity Funds                                          -
 Miscellaneous Income-Net                                   -
Total Other Income                                          -

Income Before Interest Charges                              -

Interest Charges:
 Interest on Long Term Debt                                 -
 Other Interest Expense                                     -
Total Interest Charges                                      -
Allowance for Borrowed Funds
 Used During Construction                                   -
Net Interest Charges                                        -

Less Cumumulative Quarterly Income
Preferred Securities Dividends                              -
Net Income                                           $      -

               Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1996
                          (thousands of dollars)


                                                       Atlantic
                                                       Capital 1

Operating Revenues-Electric                          $      -

Operating Expenses:
 Energy                                                     -
Purchased Capacity                                          -
 Operations                                                 -
 Maintenance                                                -
 Depreciation and Amortization                              -
 State Excise Taxes                                         -
 Federal Income Taxes                                       -
 Other Taxes                                                -
 Other                                                      -
 Reimbursed Expenses*                                       -
Total Operating Expenses                                    -
Total Operating Income and Expense                          -

Other Income:
 AFDC Equity Funds                                          -
 Miscellaneous Income-Net                                  1,472
Total Other Income                                          -

Income Before Interest Charges                             1,472

Interest Charges:
 Interest on Long Term Debt                                 -
 Other Interest Expense                                     -
Total Interest Charges                                      -
Allowance for Borrowed Funds
 Used During Construction                                   -
Net Interest Charges                                        -

Less Cumumulative Quarterly Income
Preferred Securities Dividends                             1,472

Net Income                                           $      -

               Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1996
                          (thousands of dollars)


                                                      Elimination
                                                       & Reclass
                                                        Entries
                                                        (Debit)
                                                        Credit

Operating Revenues-Electric                          $      -

Operating Expenses:
 Energy                                                  (52,334)
 Purchased Capacity                                         -
 Operations                                              (17,327)
 Maintenance                                              (9,770)
 Depreciation and Amortization                              -
 State Excise Taxes                                         -
 Federal Income Taxes                                       -
 Other Taxes                                              (3,677)
 Other                                                    (1,155)
 Reimbursed Expenses*                                     84,263
Total Operating Expenses                                    -
Total Operating Income and Expense                          -

Other Income:
 AFDC Equity Funds                                          -
 Miscellaneous Income-Net                                 (1,516)
Total Other Income                                          -

Income Before Interest Charges                              -

Interest Charges:
 Interest on Long Term Debt                                1,472
 Other Interest Expense                                     -
Total Interest Charges                                     1,472
Allowance for Borrowed Funds
 Used During Construction                                   -
Net Interest Charges                                        -

Less Cumumulative Quarterly Income
Preferred Securities Dividends                                44

Net Income                                           $      -

               Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1996
                          (thousands of dollars)
                                                       Atlantic
                                                        City
                                                       Electric
                                                       Company

Operating Revenues-Electric                          $   982,492

Operating Expenses:
 Energy                                                  223,091
 Purchased Capacity                                      195,699
 Operations                                              156,891
 Maintenance                                              44,462
 Depreciation and Amortization                            80,845
 State Excise Taxes                                      104,815
 Federal Income Taxes                                     32,272
 Other Taxes                                               9,888
 Reimbursed Expenses*                                       -
Total Operating Expenses                                 847,963
Total Operating Income and Expense                       134,529

Other Income:
 AFDC Equity Funds                                           879
 Miscellaneous Income-Net                                  4,908
Total Other Income                                         5,787

Income Before Interest Charges                           140,316

Interest Charges:
 Interest on Long Term Debt                               60,029
 Other Interest Expense                                    4,818
Total Interest Charges                                    64,847
Allowance for Borrowed Funds
 Used During Construction                                   (976)
Net Interest Charges                                      63,871
Less Cumulative Quarterly Income
 Preferred Securities Dividends                            1,428

Net Income                                           $    75,017







                                Page 5 of 5

   Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                       Company
ASSETS
 Electric Utility Plant:
  In Service                                         $2,508,220
  Less Accumulated Depreciation                        (871,531)
  Net                                                 1,636,689
  Construction Work in Progress                         117,188
  Land Held for Future Use                                5,604
  Leased Property-Net                                    39,914
 Electric Utility Plant-Net                           1,799,395

  Investment in Subsidiary Company                        9,617
  Investment in Trust                                     2,165
  Nuclear Decommissioning Trust Fund                     71,120
  Nonutility Property                                     7,588
  Other Investments and Funds                             2,162
Total Nonutility Property and
  Investments                                            92,652

Current Assets:
  Cash and Temporary Investments                          7,920
  Accounts Receivable:
    Utility Service                                      64,432
    Miscellaneous                                        19,717
    Allowance for Doubtful Accounts                      (3,500)
  Accounts Receivable-Associated Companies                4,020
  Unbilled Revenues                                      33,315
  Fuel (at average cost)                                 29,603
  Materials and Supplies (at average cost)               15,257
  Working Funds                                          15,505
  Deferred Income Taxes                                   8,545
  Deferred Energy Costs                                  33,529
  Prepaid Excise Tax                                      7,125
  Other Prepayments                                       8,545

Total Current Assets                                    244,013

Deferred Debits:
   Unrecovered Purchased Power Costs                     83,400
   Recoverable Federal Income Taxes                      85,858
   Unrecovered State Excise Taxes                        54,714
   Unamortized Debt Costs                                43,579
   Other Regulatory Assets                               55,882
   Other                                                 12,950
Total Deferred Debits                                   336,383

Total Assets                                         $2,472,443


                               Page 1 of 10

   Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                       Company
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $   54,963
    Premium on Capital Stock                            231,081
    Contributed Capital                                 262,519
    Capital Stock Expense                                (1,645)
    Retained Earnings                                   234,948
    Total Shareholder's Equity:                         781,866
  Preferred Securities:
     Not Subject to Mandatory Redemption                 30,000
     Subject to Mandatory Redemption                     43,950
     Cumulative Quarterly Income
      Preferred Securities                                 -
  Long Term Debt                                        874,410
Total Capitalization (Excluding Current Portion)      1,730,226

Current Liabilities:
  Preferred Stock Redemption Requirement                 10,000
  Capital Lease Obligations - Current                       702
  Long Term Debt - Current                                  175
  Short Term Debt                                        64,950
  Accounts Payable                                       62,739
  Advances - Associated Companies                          -
  Accounts Payable - Associated Companies                  -
  Taxes Accrued                                           7,341
  Interest Accrued                                       19,618
  Dividends Declared                                     21,701
  Deferred Income Taxes                                  11,735
  Provision for Rate Refunds                             13,000
  Other                                                  29,826
Total Current Liabilities                               241,787

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 357,581
  Deferred Income Tax Credits                            46,577
  Capital Lease Obligations                              39,212
  Other                                                  57,060
Total Deferred Credits and Other Liabilities            500,430

Total Liabilities and Capitalization                 $2,472,443







                               Page 2 of 10

   Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)

                                                     Deepwater
                                                     Operating
                                                      Company
ASSETS
 Electric Utility Plant:
  In Service                                         $     -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -

  Investment in Subsidiary Company                         -
  Investment in Trust                                      -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property                                      -
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                              -

Current Assets:
  Cash and Temporary Investments                              7
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                           210
    Allowance for Doubtful Accounts                        -
  Accounts Receivable-Associated Companies                4,632
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                8,558
  Working Funds                                              11
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other Prepayments                                       1,545

Total Current Assets                                     14,963

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Recoverable Federal Income Taxes                        -
   Unrecovered State Excise Taxes                          -
   Unamortized Debt Costs                                  -
   Other Regulatory Assets                                3,693
   Other                                                   (251)
Total Deferred Debits                                     3,442

Total Assets                                         $   18,405


                               Page 3 of 10

   Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)

                                                      Deepwater
                                                      Operating
                                                       Company

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $        1
    Premium on Capital Stock                               -
    Contributed Capital                                    -
    Capital Stock Expense                                  -
    Retained Earnings                                      -
    Total Common Shareholder's Equity                         1
  Preferred Securities:
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
     Cumulative Quarterly Income
      Preferred Securities                                 -
  Long Term Debt
Total Capitalization (Excluding Current Portion)              1

Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations - Current                      -
  Long Term Debt - Current                                 -
  Short Term Debt                                          -
  Accounts Payable                                          905
  Advances-Associated Companies                           9,617
  Accounts Payable-Associated Companies                   2,296
  Taxes Accrued                                             154
  Interest Accrued                                         -
  Dividends Declared                                       -
  Deferred Income Taxes                                    -
  Provision for Rate Refunds                               -
  Other                                                   4,594
Total Current Liabilities                                17,566

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                     838
Total Deferred Credits and Other Liabilities                838

Total Liabilities and Capitalization                 $   18,405







                               Page 4 of 10



               Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)


                                                      Atlantic
                                                      Capital 1
ASSETS
 Electric Utility Plant:
  In Service                                         $     -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -

  Investment in Subsidiary Company                         -
  Investment in Trust                                      -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property                                      -
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                              -

Current Assets:
  Cash and Temporary Investments                           -
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                          -
    Allowance for Doubtful Accounts                        -
  Accounts Receivable-Associated Companies               72,165
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other Prepayments                                        -

Total Current Assets                                     72,165

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Recoverable Federal Income Taxes                        -
   Unrecovered State Excise Taxes                          -
   Unamortized Debt Costs                                  -
   Other Regulatory Assets                                 -
   Other                                                   -
Total Deferred Debits                                      -

Total Assets                                         $   72,165


                               Page 5 of 10

   Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                      Atlantic
                                                      Capital 1
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $    2,165
    Premium on Capital Stock                               -
    Contributed Capital                                    -
    Capital Stock Expense                                  -
    Retained Earnings                                      -
    Total Common Shareholder's Equity                     2,165
  Preferred Securities:
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
     Cumulative Quarterly Income
      Preferred Securities                                 -
  Long Term Debt                                         70,000
Total Capitalization (Excluding Current Portion)         72,165

Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations - Current                      -
  Long Term Debt - Current                                 -
  Short Term Debt                                          -
  Accounts Payable                                         -
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                    -
  Taxes Accrued                                            -
  Interest Accrued                                         -
  Dividends Declared                                       -
  Deferred Income Taxes                                    -
  Provision for Rate Refunds                               -
  Other                                                    -
Total Current Liabilities                                  -

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                    -
Total Deferred Credits and Other Liabilities               -

Total Liabilities and Capitalization                 $   72,165







                               Page 6 of 10

   Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)


                                                    Elimination
                                                     & Reclass
                                                      Entries
                                                       Debit
                                                     (Credit)
ASSETS
 Electric Utility Plant:
  In Service                                       $       -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -

  Investment in Subsidiary Company                      (9,617)
  Investment in Trust                                   (2,165)
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property                                      -
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                          (11,782)

Current Assets:
  Cash and Temporary Investments                           -
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                          -
    Allowance for Doubtful Accounts                        -
  Accounts Receivable-Associated Companies             (72,165)
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                 (8,545)
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other Prepayments

Total Current Assets                                   (87,639)

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Recoverable Federal Income Taxes                        -
   Unrecovered State Excise Taxes                          -
   Unamortized Debt Costs                                  -
   Other Regulatory Assets                                 -
   Other                                                (2,851)
Total Deferred Debits                                   (2,851)

Total Assets                                       $  (102,272)

                               Page 7 of 10

   Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                    Elimination
                                                     & Reclass
                                                      Entries
                                                       Debit
                                                     (Credit)
  LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $  2,166
    Premium on Capital Stock                             -
    Contributed Capital                                 2,851
    Capital Stock Expense                                -
    Retained Earnings                                    -
    Total Common Shareholder's Equity                   5,017
  Preferred Securities:
     Not Subject to Mandatory Redemption                 -
     Subject to Mandatory Redemption                     -
     Cumulative Quarterly Income
      Preferred Securities                               -
  Long Term Debt                                       72,165
Total Capitalization (Excluding Current Portion)       77,182

Current Liabilities:
  Preferred Stock Redemption Requirement                  -
  Capital Lease Obligations - Current                     -
  Long  Term Debt - Current                               -
  Short Term Debt                                         -
  Accounts Payable                                        -
  Advances-Associated Companies                         9,617
  Accounts Payable-Associated Companies                 6,928
  Taxes Accrued                                           -
  Interest Accrued                                        -
  Dividends Declared                                      -
  Deferred Income Taxes                                 8,545
  Provision for Rate Refunds                              -
  Other                                                   -
Total Current Liabilities                              25,090
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                   -
  Deferred Income Tax Credits                             -
  Capital Lease Obligations                               -
  Other                                                   -
Total Deferred Credits and Other Liabilities              -

Total Liabilities and Capitalization                 $102,272






                               Page 8 of 10

   Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                       Company
                                                     Consolidated
ASSETS
 Electric Utility Plant:
  In Service                                         $2,508,220
  Less Accumulated Depreciation                        (871,531)
  Net                                                 1,636,689
  Construction Work in Progress                         117,188
  Land Held for Future Use                                5,604
  Leased Property-Net                                    39,914
 Electric Utility Plant-Net                           1,799,395

  Investment in Subsidiary Company                         -
  Investment in Trust                                      -
  Nuclear Decommissioning Trust Fund                     71,120
  Nonutility Property                                     7,588
  Other Investments and Funds                             2,162
Total Nonutility Property and
  Investments                                            80,870

Current Assets:
  Cash and Temporary Investments                          7,927
  Accounts Receivable:
    Utility Service                                      64,432
    Miscellaneous                                        19,927
    Allowance for Doubtful Accounts                      (3,500)
  Accounts Receivable-Associated Companies                1,723
  Unbilled Revenues                                      33,315
  Fuel (at average cost)                                 29,603
  Materials and Supplies (at average cost)               23,815
  Working Funds                                          15,517
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                  33,529
  Prepaid Excise Tax                                      7,125
  Other Prepayments                                      10,089

Total Current Assets                                    243,502

Deferred Debits:
   Unrecovered Purchased Power Costs                     83,400
   Recoverable Federal Income Taxes                      85,858
   Unrecovered State Excise Taxes                        54,714
   Unamortized Debt Costs                                43,579
   Other Regulatory Assets                               59,575
   Other                                                  9,848
Total Deferred Debits                                   336,974

Total Assets                                         $2,460,741

                               Page 9 of 10

    Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                       Company
                                                     Consolidated

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $   54,963
    Premium on Capital Stock                            231,081
    Contributed Capital                                 259,668
    Capital Stock Expense                                (1,645)
    Retained Earnings                                   234,948
    Total Common Shareholder's Equity                   779,015
  Preferred Stock:
     Not Subject to Mandatory Redemption                 30,000
     Subject to Mandatory Redemption                     43,950
     Cumulative Quarterly Income
      Preferred Securities                               70,000
  Long Term Debt                                        802,245
Total Capitalization (Excluding Current Portion)      1,725,210

Current Liabilities:
  Preferred Stock Redemption Requirement                 10,000
  Capital Lease Obligations - Current                       702
  Long Term Debt - Current                                  175
  Short Term Debt                                        64,950
  Accounts Payable                                       63,644
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                   7,398
  Taxes Accrued                                           7,494
  Interest Accrued                                       19,619
  Dividends Declared                                     21,701
  Deferred Income Taxes                                   3,190
  Provision for Rate Refunds                             13,000
  Other                                                  22,390
Total Current Liabilities                               234,263

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 357,581
  Deferred Income Tax Credits                            46,577
  Capital Lease Obligations                              39,212
  Other                                                  57,898
Total Deferred Credits and Other Liabilities            501,268

Total Liabilities and Capitalization                 $2,460,741





                               Page 10 of 10